UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 16, 2017

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the May 16, 2017, annual meeting of shareholders, shareholders of SilverBow Resources, Inc. (“SilverBow Resources” or the “Company”), formerly named Swift Energy Company, approved the First Amendment to the Company’s 2016 Equity Incentive Plan to increase the number of shares of the SilverBow Resources’ common stock available for award by 600,000 shares. Similarly, the material terms of the 2016 Equity Incentive Plan were approved for purposes of complying with the requirements of Internal Revenue Code Section 162(m) with respect to the additional 600,000 shares. A copy of the amendment is filed as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company’s annual meeting of shareholders was held on May 16, 2017. At the record date, 11,465,688 shares of common stock were outstanding and entitled to one vote per share upon all matters submitted at the meeting. At the annual meeting, Michael Duginski and Christoph O. Majeske were elected to serve as Class I directors of SilverBow Resources for three-year terms to expire at the 2020 annual meeting of shareholders. These directors were elected by the following votes:

Nominees for Class I Director	For	Withheld
Michael Duginski	5,442,981	1,653,745
Christoph O. Majeske	7,054,588	42,138

The following proposals were also approved at the annual meeting:

Proposal	For	Against	Abstain	Broker Non-Vote
To approve the First Amendment to the 2016 Equity Incentive Plan (the “2016 Plan”) to increase the number of shares of common stock available for issuance under the 2016 Plan.	5,325,649	1,767,909	3,168	1,442,319
To approve the material terms of the 2016 Equity Incentive Plan for purposes of complying with the requirements of Section 162(m) with respect to the additional shares.	5,326,340	1,767,217	3,169	1,442,319
To ratify the selection of BDO USA, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2017.	8,443,854	88,233	6,958	0
To conduct a nonbinding advisory vote to approve the compensation of the Company’s Named Executive Officers as presented in the proxy statement.	7,008,814	84,466	3,446	1,442,319

Proposal	1 year	2 years	3 years	Abstain	Broker Non-Vote
To conduct a nonbinding advisory vote on the frequency of future advisory votes on executive compensation.	7,025,864	2,068	60,447	8,347	0

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description
10.1	First Amendment to the SilverBow Resources, Inc. 2016 Equity Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 16, 2017

SilverBow Resources, Inc.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	First Amendment to the SilverBow Resources, Inc. 2016 Equity Incentive Plan

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